Exhibt 10.2


                             SUPPLEMENTAL AGREEMENT
                             ----------------------

               SUPPLEMENTAL AGREEMENT made as of January 19, 2005 between THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation ("Interpublic") and Michael Roth ("Executive").

                              W I T N E S S E T H:
                              --------------------

               WHEREAS, Interpublic and Executive are parties to an Employment Agreement made as of July 13, 2004 (hereinafter referred to as the "Agreement"); and


               WHEREAS, Interpublic and Executive desire to amend the Agreement;

               NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

               1. Paragraph 2.01(i) of the Agreement is hereby amended, effective as of January 19, 2005, by deleting "Chairman" therefrom and substituting "Chairman and Chief Executive Officer" therefor.

               Except as hereinabove amended, the Agreement shall continue in full force and effect.

               This Supplemental Agreement shall be governed by the laws of the State of New York, applicable to contracts made and fully to be performed therein.

                                         THE INTERPUBLIC GROUP OF
                                         COMPANIES, INC.


                                         By: /s/ Timothy Sompolski
                                             ---------------------------------
                                                 Timothy Sompolski
                                                 Executive Vice President,
                                                 Chief Human Resource Officer


                                             /s/ Michael Roth
                                             ---------------------------------
                                                 Michael Roth